UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 10, 2023

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 - 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

As a result of the Reincorporation (as defined below), as of the Effective Time (as defined below), Augusta Gold Corp., a Nevada corporation (the “Company”) assumed and succeeded by operation of law to all of the prior liabilities and obligations of Augusta Gold Corp, a Delaware corporation (the “Predecessor Company”) and such liabilities and obligations of the Predecessor Company may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Commission on March 16, 2023, and the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the Commission on May 8, 2023 and for the quarter ended June 30, 2023, filed with the Commission on August 10, 2023.

Item 3.03. Material Modification to Rights of Security Holders.

On September 6, 2023, the Predecessor Company, entered into an Agreement and Plan of Merger (the “Plan of Merger”), by and between the Predecessor Company and the Company, at the time a wholly owned subsidiary of the Predecessor Company, pursuant to which the Predecessor Company would be reincorporated from Delaware to Nevada (the “Reincorporation”). The Plan of Merger was adopted and approved by the board of directors of the Predecessor Company (the “Board”) by unanimous written consent on July 25, 2023. Consummation of the Reincorporation was subject to the adoption and approval of the Plan of Merger by the holders of a majority of the outstanding common stock of the Predecessor Company, which was obtained at the Predecessor Company’s stockholder meeting on September 7, 2023.

On October 10, 2023, the Predecessor Company filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware and the Company filed Articles of Merger with the Secretary of State of the State of Nevada to effect the Reincorporation on October 11, 2023 at 11:59 p.m. Eastern Time (the “Effective Time”).

At the Effective Time, the Registrant succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant existing immediately prior to the Reincorporation. Further, at the Effective Time, pursuant to the Plan of Merger (i) each outstanding share of the Predecessor Company common stock (“Predecessor Common Stock”) automatically converted into one share of common stock, par value $0.0001 per share, of the Company (“Common Stock”), (ii) each outstanding option, right or warrant to acquire shares of Predecessor Common Stock converted into an option, right or warrant, as applicable, to acquire an equal number of shares of Common Stock under the same terms and conditions as the original options, rights or warrants, as applicable, and (iii) the directors and executive officers of the Predecessor Company were appointed as directors and executive officers, as applicable, of the Company, each to serve in the same capacity and for the same term as such person served with the Predecessor Company immediately prior to the Reincorporation.

The Common Stock is listed on the Toronto Stock Exchange under the symbol “G” and is quoted for trading on the OTCQB under the symbol “AUGG” which are the same symbols previously used for the Predecessor Common Stock. The CUSIP number remains the same for the Common Stock as for the Predecessor Common Stock – 051276103.

In addition, by operation of law, the Company assumed all of the Predecessor Company’s obligations under its equity incentive plans and employment agreements. The shares of Predecessor Common Stock remaining available for awards under such plans were automatically adjusted upon the Reincorporation into an identical number of shares of Common Stock, and all awards previously granted under such plans that were outstanding as of the Effective Time were automatically adjusted into awards for the identical number of shares of Common Stock, without any other change to the form, terms or conditions of such awards.

As a result of the Reincorporation, the Company ceased to be subject to the DGCL or governed by the Predecessor Company’s certificate of incorporation, as amended (the “Delaware Charter”) and its by-laws (the “Delaware Bylaws”). As of the Effective Time, the Company became subject to the Nevada Revised Statutes of the State of Nevada (“NRS”) and became governed by the Company’s articles of incorporation (the “Nevada Charter”) and bylaws (the “Nevada Bylaws”).

Certain rights of the Predecessor Company’s stockholders have also changed as a result of the Reincorporation, as described in the Predecessor Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2023, under the section entitled “Proposal For – Vote on Reincorporation,” which description is incorporated in its entirety herein by reference.

At the Effective Time, the Company became the successor issuer to the Predecessor Company pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As the successor issuer, the Common Stock, as a class of capital stock of the Company, is deemed to be registered under Section 12(b) of the Exchange Act and the Company succeeded to the Predecessor Company’s obligation to file reports, proxy statements and other information required by the Exchange Act with the U.S. Securities and Exchange Commission (the “Commission”).

The foregoing descriptions of the material terms of the Reincorporation, the Plan of Merger, the Nevada Charter and the Nevada Bylaws do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of each such documents, copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3, 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements can be identified by words such as: “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements include, among others, statements made in this Current Report regarding the proposed Plan of Merger including the expected timing of the Reincorporation. We caution that we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: risks related to our Board determining that the Reincorporation is no longer in the best interests of our stockholders. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements are made only as of the date hereof. We do not undertake any obligation to update any such statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of September 6, 2023, by and between the Company and Augusta Gold Corp., a Nevada corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 8, 2023)
2.2	Certificate of Ownership and Merger, filed October 10, 2023
2.3	Articles of Merger filed October 10, 2023
3.1	Articles of Incorporation
3.2	Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: October 12, 2023	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal